EXHIBIT 10.8

July 15, 2016

Project 11 Ventures I, L.P.

Re:

Management Rights

Ladies and Gentlemen:

This letter will confirm our agreement that pursuant to and effective as of your purchase of shares of the Series One Preferred Stock of CarrierEQ, Inc. (d/b/a AirFox) (the “Company”), Project 11 Ventures I, L.P. (the “Investor”) shall be entitled to the following contractual management rights, in addition to any rights to non-public financial information, inspection rights, and other rights specifically provided to all investors in the current financing:

1.

If Investor is not represented on Company’s Board of Directors, Investor shall be entitled to consult with and advise management of the Company on significant business issues, including management’s proposed annual operating plans, and management will meet with Investor regularly during each year at the Company’s facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

2.

Investor may examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company’s financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided.

3.

If Investor is not represented on the Company’s Board of Directors, the Company shall invite a representative of the Investor to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time (or promptly after) and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Board of Directors determines in good faith, upon advice of counsel, that access to such information (or portion thereof) or attendance at such meeting (or portion thereof) could adversely affect the attorney- client privilege between the Company and its counsel or result in disclosure of highly confidential or proprietary information or trade secrets.

Investor agrees to hold in confidence and trust and not disclose any confidential information provided to or learned by it in connection with its rights under this letter.

The rights described herein shall terminate and be of no further force or effect upon the first to occur of (a) such time as no shares of the Company’s stock are held by the Investor or its affiliates, (b) the consummation of the sale of the Company’s securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with the firm commitment underwritten offering of its securities to the general public or (c) the consummation of a merger or consolidation of the Company that is effected (i) for independent business reasons unrelated to extinguishing such rights and (ii) for purposes other than (A) the reincorporation of the Company in a different state, or (B) the formation of a holding company that will be owned exclusively by the Company’s stockholders and will hold all of the outstanding shares of capital stock of the Company’s successor. The confidentiality obligations referenced herein will survive any such termination.

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Very truly yours,

CARRIEREQ, INC.

By: ______________________

Name: Victor Santos

Title: President

Agreed and Accepted:

PROJECT 11 VENTURES I, L.P.

By: Project 11 Ventures GP I, LLC

Its: General Partner

By: ______________________

Name: ______________________

Title: ______________________

[SIGNATURE PAGE TO MANAGEMENT RIGHTS LETTER]

Very truly yours,

CARRIEREQ, INC.

By:__________________________
Name: Victor Santos
Title: President

Agreed and Accepted:

PROJECT 11 VENTURES I, L.P.

By: Project 11 Venture GP I, LLC
Its: General Partner

By:__________________________
Name: Kate Rae
Title: Managing Director

[SIGNATURE PAGE TO MANAGEMENT RIGHTS LETTER]